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                                                                    EXHIBIT 99.8


                                                                       Rochester
                                 April 27, 1995


Mr. Richard T. Aab
29 Woodstone Rise
Pittsford, New York  14534

     Re:  Proposal/Ambix Systems, Inc.

Dear Mr. Aab:

     The Special Committee (the "Committee") has reviewed the proposal, dated April 13, 1995, submitted by you to the Committee with respect to the disposition of your interest in Ambix Systems, Inc. ("Ambix"). The Committee is pleased that your proposal recognizes the need and desirability of disposing of your interest in Ambix because of your interest in and duties to ACC Corp. (the "Corporation"). The Committee also appreciates the difficult decision you have been asked to make and your cooperation in this matter. The Committee would like, however, to suggest certain modifications to your proposal in the event you decide to transfer your interests to the Corporation and to reach an understanding with you on such changes in order to resolve the pending matters.

     The purpose, therefore, of this letter is to set forth our mutual understanding as to the manner of disposition of your interest in Ambix to the Corporation and the resolution of any subsequent issues related thereto as follows:

All interests transferred               All of your ownership rights and
to the Corporation:                     interests in Ambix will be assigned
-------------------                     and transferred to the Corporation
                                        for nominal consideration in the
                                        manner provided for herein as soon as
                                        practicable after your execution and
                                        delivery of a copy of this letter
                                        agreement.  Based on your proposal
                                        dated April 13, 1995, it is
                                        contemplated that the Corporation
                                        will receive a 67% interest in and to
                                        all of the issued and outstanding
                                        shares of capital stock of Ambix free
                                        and clear of all encumbrances and
                                        restrictions on transfer; all of your
                                        ownership rights and interests in and
                                        to the capital stock of Ambix will be
                                        referred to hereinafter as the
                                        "Shares."  (It is anticipated with
                                        respect to debt obligations of Ambix
                                        to you and in connection with the
                                        transfer of Shares to the Corporation
                                        that (i) you will convert all debt
                                        obligations of Ambix to you into
                                        capital stock and that such resulting
                                        shares along with all of the other
                                        shares of Ambix capital stock that
                                        you own of record or beneficially
                                        will be the shares transferred to the
                                        Corporation; or (ii) your rights, if
                                        any, to convert Ambix debt
                                        obligations into shares of capital
                                        stock will be transferred to
                                        the
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Mr. Richard T. Aab
April 27, 1995
Page 2
                                        Corporation and may be exercisable by
                                        the Corporation at any time without
                                        restriction; or (iii) you will
                                        release and discharge Ambix of all of
                                        its debt obligations to you.)

Escrow:                                 The documents executed and delivered
-------                                 by you to effect the transfer of the
                                        Shares will be held in escrow by
                                        counsel to the Committee or by
                                        independent escrow agent, as mutually
                                        determined by you and the Committee.
                                        The documents will remain in escrow
                                        pending the Committee's completion of
                                        its due diligence as to whether the
                                        Corporation should accept the
                                        transfer and delivery of the Shares.
                                        The Committee will examine with
                                        respect to Ambix, among other things,
                                        the corporate records, shareholder
                                        agreements and arrangements,
                                        financial statements, quality
                                        performance of its products and
                                        services, markets, status of
                                        technology and intellectual property
                                        rights and other matters deemed
                                        relevant by the Committee to its
                                        decision as to whether to accept the
                                        transfer and delivery of the Shares.
                                        During the escrow period, you agree
                                        to take such further action, execute
                                        and deliver such further documents,
                                        instruments and agreements and
                                        furnish such information, as may be
                                        necessary or desirable in connection
                                        with the Committee's due diligence,
                                        its consideration as to whether to
                                        accept delivery of the Shares and the
                                        proper transfer of the Shares to the
                                        Corporation.  The Committee shall
                                        also be entitled to vote or direct
                                        the voting of the Shares during the
                                        escrow period for all purposes.

Guaranty:                               In the event the Corporation elects
--------                                to accept delivery of the Shares, the
                                        Corporation will guarantee loans to
                                        Ambix by M&T Bank up to approximately
                                        $400,000 and will cause you to be
                                        released from your current personal
                                        guarantee to M&T Bank for such loans
                                        or will fully indemnify you and hold
                                        you harmless with respect to your
                                        guarantee.

Dealings with Ambix:                    Upon delivery of the Shares in escrow
-------------------                     and the bona fide disposition of all
                                        of your interest in Ambix in
                                        accordance therewith, the Corporation
                                        in the prudent judgment of its
                                        management may work with Ambix (in
                                        addition to or separate from any
                                        other vendors with which management
                                        so chooses to work) to resolve the
                                        current and anticipated software
                                        issues and concerns in the United
                                        Kingdom.  The understanding of the
                                        Special Committee is that
                                        any
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Mr. Richard T. Aab
April 27, 1995
Page 3

                                        arrangements with Ambix will be at
                                        minimal cost to the Corporation and
                                        without any liability to the
                                        Corporation until such time as
                                        management has satisfied itself that
                                        the Ambix software performs properly.
                                        At such time, management, by prior
                                        agreement with Ambix, will have the
                                        opportunity to exercise the
                                        Corporation's rights to complete the
                                        terms of a contractual arrangement
                                        with Ambix relating to the
                                        Corporation's needs in the United
                                        Kingdom at a price and on other terms
                                        and conditions thereupon considered
                                        to be satisfactory and fair to the
                                        Corporation and as approved by the
                                        Committee.

Nonacceptance                           In the event the Committee elects not
--------------                          to accept delivery of the Shares for
of Delivery of Shares:                  any reason, then the Shares may be
---------------------                   disposed of in a manner approved by
                                        the Committee after consultation with
                                        you.  In the event the Shares are
                                        returned to you, then any proposals
                                        for additional business with Ambix
                                        after such date may not be entered
                                        into by the Corporation unless and
                                        until you have otherwise disposed of
                                        your interest in Ambix in a bona fide
                                        manner approved by the Committee.

Acceptance of                           Upon acceptance by the Committee of
-------------                           the delivery of the Shares, then
Delivery of Shares:                     subsequent dealings with Ambix shall
------------------                      be left to the prudent judgment of
                                        management unless there is thereafter
                                        any personal interest in Ambix by you
                                        or any other officer or employee of
                                        the Corporation.


     If the proposal set forth in this letter meets with your approval and agreement, then would you please sign where indicated below and return a duly executed copy of this letter to the Special Committee.

                                    Very truly yours,

                                    SPECIAL COMMITTEE


                                         /s/ David K. Laniak
                                    By:  _____________________________
                                         David K. Laniak
                                         Chairman of the Special Committee
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Mr. Richard T. Aab
April 27, 1995
Page 4


ACCEPTED AND AGREED TO:


/s/ Richard T. Aab
__________________________
Richard T. Aab


Dated:  May 15, 1995